Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill [Abstract]
Goodwill
5.
Goodwill

As a result of our change in segments (Note 21) during the year ended December 31, 2022, the prior period goodwill balances have been revised to reflect this change. The prior periods have been recast to reflect this change.

Changes in the carrying amount of goodwill are as follows:

	Merchant Solutions	Digital Wallets	Total
December 31, 2020 (1)	1,774,763	1,707,053	3,481,816
Additions (2)	21,828	194,292	216,120
Foreign exchange	—	(47,899)	(47,899)
December 31, 2021	$1,796,591	$1,853,446	$3,650,037
Additions (3)	—	284,239	284,239
Purchase price adjustment (4)	—	(11,938)	(11,938)
Foreign exchange	—	(41,019)	(41,019)
Impairment	(1,159,145)	(723,042)	(1,882,187)
December 31, 2022	$637,446	$1,361,686	$1,999,132

(1)
In 2021, a change in segments was reported. In connection with this change, $271,456 of goodwill was reallocated to Digital Commerce (former Digital Wallets) using a fair value allocation methodology. The prior periods were recast to reflect this change in the year ended December 31, 2021. Following the current year reevaluation of our reporting units, this portion of goodwill was reallocated back to Merchant Solutions (previously US Acquiring).
(2)
Additions to goodwill within the Merchant Solutions segment relate to the acquisition of ICS (See Note 14) and additions to goodwill within the Digital Wallets segment relate to the acquisition of PagoEfectivo and viaFintech.
(3)
Additions to goodwill within the Digital Wallet segment related to SafetyPay (See Note 14).
(4)
Purchase price adjustments mainly related to deferred tax asset on SafetyPay net operating losses.

The Company performs its annual goodwill impairment test for all reporting units as of October 1st, or when events and circumstances have occurred that would indicate the carrying amount of goodwill exceeds its fair value. Due to a sustained decline in stock price and market capitalization, reduction in the fair value of debt, as well as current market and macroeconomic conditions, we concluded that an impairment indicator of goodwill was present in both the Merchant Solutions and Digital Wallets segments as of March 31, 2022 and June 30, 2022.

We performed a goodwill impairment test as of the respective reporting periods, including the annual impairment test date, using a weighting of both market and income approaches. The market approach was based on guideline comparable companies and the key assumptions included selected Earnings Before Interest Tax Depreciation and Amortization ("EBITDA") multiples. The income approach was based on a discounted cash flow model and the key assumptions included the discount rate and future cash flows such as long term growth rates.

Selected multiples were determined based on guideline comparable companies’ and discounted based on business-specific considerations. The cash flow forecast, including long term growth rates, considers past experience and future market expectations. Discount rate assumptions are based on determining a cost of debt and equity and an assessment as to whether there are risks not adjusted for in the future cash flows of the respective reporting unit. Failure to achieve the future cash flows, changes in key assumptions or further decline in the stock price or the fair value of our debt may cause a future impairment of goodwill at the reporting unit level.

Based on the analysis performed, the Company recognized a goodwill impairment for the year ended December 31, 2022 of $1,159,145 and $723,042 in the Merchant Solutions and Digital Wallets segments, respectively. Accumulated impairment of goodwill as of December 31, 2022 and 2021 was $1,882,187 and $0, respectively. Other than the continued decline in stock price, there have been no other events or changes in circumstances subsequent to the testing date that would indicate further impairment of these reporting units.